UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2012

EMPEIRIA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54417	27-5079295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

142 W. 57th Street, 12th Floor New York, New York 10019		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 887-1150

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Information

On November 13, 2012, Empeiria Acquisition Corp. (“EAC”) issued a press release announcing the extension of its tender offer and its receipt of notice of early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. On the same date, EAC will hold a conference call with respect to its proposed acquisition of Integrated Drilling Equipment Company Holdings Inc. (“IDE”) and has made available to its investors a presentation. Copies of the press release, script for the conference call and the presentation are furnished as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, to this Current Report and are incorporated herein by reference.

The information furnished on this Form 8-K, including the exhibits attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Important Information

This Current Report is neither an offer to purchase nor a solicitation of an offer to sell shares of EAC common stock. The solicitation and the offer to buy EAC’s common stock will be made pursuant to an offer to purchase and related materials that EAC intends to file with the SEC. EAC has filed a tender offer statement on Schedule TO with the SEC. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) contains important information that should be read carefully before any decision is made with respect to the tender offer. Those materials will be sent to all stockholders and unit holders of EAC when available at no expense to them. In addition, all materials filed by EAC with the SEC will be available at no charge on the SEC’s website at www.sec.gov and from the information agent. Security holders also will be able to obtain free copies of the documents filed with the SEC from EAC by directing a request to the information agent for the tender offer. Security holders of EAC are urged to read the tender offer documents and the other relevant materials when they become available before making any investment decision with respect to the tender offer because they will contain important information about the tender offer, the merger and the parties to the merger.

Forward Looking Statements

In addition to historical information, this Current Report on Form 8-K may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “expect,” “project,” “intend,” “plan,” “believe,” and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. Forward-looking statements relating to the proposed transaction include, but are not limited to: statements about the benefits of the proposed transaction involving EAC and IDE; EAC’s and IDE’s plans, objectives, expectations and intentions; the expected timing of completion of the transaction; the results of the tender offer for EAC’s common shares; EAC’s ability to obtain any financing required in connection with the merger, the tender offer or a potential acquisition; the potential benefits of the proposed transaction with Rig Works, Inc.; and other statements relating to the transaction that are not historical facts. Forward-looking statements involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties. There can be no assurance that actual results will not materially differ from expectations. Important factors could cause actual results to differ materially from those indicated by such forward-looking statements. Additional risks and uncertainties are identified and discussed in EAC’s reports filed with the SEC and are available at the SEC’s website at www.sec.gov. Forward-looking statements included in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K. Neither EAC nor IDE undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description
99.1	Press release, dated November 13, 2012 (incorporated by reference from Exhibit (a)(1)(N) to Amendment No. 3 to the Tender Offer Statement on Schedule TO filed by Empeiria Acquisition Corp. on November 13, 2012).

99.2	Script of conference call held on November 13, 2012 (incorporated by reference from Exhibit (a)(1)(O) to Amendment No. 3 to the Tender Offer Statement in Schedule TO filed by Empeiria Acquisition Corp. on November 13, 2012).

99.3	Amended and Restated Investor Presentation (November 13, 2012) (incorporated by reference from Exhibit (a)(1)(P) to Amendment No. 3 to the Tender Offer Statement on Schedule TO filed by Empeiria Acquisition Corp. on November 13, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 13, 2012	Empeiria Acquisition Corp.

	By:	/s/ Alan B. Menkes
Name: Alan B. Menkes
Title: Chief Executive Officer

Exhibit Index

Exhibit Number	Description
99.1	Press release, dated November 13, 2012 (incorporated by reference from Exhibit (a)(1)(N) to Amendment No. 3 to the Tender Offer Statement on Schedule TO filed by Empeiria Acquisition Corp. on November 13, 2012).

99.2	Script of conference call held on November 13, 2012 (incorporated by reference from Exhibit (a)(1)(O) to Amendment No. 3 to the Tender Offer Statement in Schedule TO filed by Empeiria Acquisition Corp. on November 13, 2012).

99.3	Amended and Restated Investor Presentation (November 13, 2012) (incorporated by reference from Exhibit (a)(1)(P) to Amendment No. 3 to the Tender Offer Statement on Schedule TO filed by Empeiria Acquisition Corp. on November 13, 2012).